August 1 2004

Neiman Fund

Supplement to Prospectus Dated August 1, 2004

The following information supplements the section of the Prospectus titled “The Principal Investment Strategies and Policies of the Fund” on page 4 of the Prospectus:

Until October 1, 2004, the Fund will under normal circumstances invest at least 80% of its assets in dividend-paying common stocks.  On October 1, 2004, this investment policy will terminate.

This Supplement, and the Prospectus dated August 1, 2004, provide the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated August 1, 2004, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-877-385-2720.